                                                                   EXHIBIT 10.13



                                RELEASE AGREEMENT

                                                              September 23, 2002

To the Loan Parties
party to the Credit Agreement
referred to below

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement dated as of April 24, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement") among the undersigned and you. All capitalized terms herein not otherwise defined shall have the meanings attributed to them in the Credit Agreement or, if not defined therein, in the Loan Documents (as defined in the Credit Agreement).

                  In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.       REPAYMENT

                  The Borrower has advised the Lender Parties that it intends to repay all amounts due under the Loan Documents, including without limitation, principal, interest, fees, costs and other amounts (the "Obligations") and has requested that the Lender Parties provide the Borrower with appropriate pay-off figures for the principal, interest and other amounts owing by the Loan Parties to the Lender Parties under the Loan Documents. The pay-off figures for the Lender Parties as of 12:00 p.m. (New York time) September 23, 2002 (the "Computation Date") under the Loan Documents are as follows (collectively, together with any additional interest accruing, or fees and expenses incurred after the Computation Date that must be paid by the Loan Parties, the "Pay-Off Amount"):

         (a) Principal, interest and fees to BNP Paribas (on behalf of itself and the other Lender Parties): $27,610,137.62; and

         (b) Attorneys fees and expenses to Shearman & Sterling: $23,693.40.

                 The account number of BNP Paribas for purposes of receiving the Pay-Off Amount is:

                  BNP Paribas, New York
                  ABA No.: 026-007-689
                  Account No.: 103 130 00103
                  Attention: Loan Servicing Clearing Account
                  Reference: Iron Age - Credit Facility Prepayment

                  The account number of Shearman & Sterling for purposes of receiving the Pay-Off Amount is:

                  Attention: Shearman & Sterling General 1 Account ABA No.: 021000089
                  Account No.: 09280096
                  Reference: 00590/00074 Invoice No.: 2225974


                  From and after the Computation Date and until the date on which the Pay-Off Amount is paid in full in cash (the "Pay-Off Date"), interest shall continue to accrue on the unpaid principal amount of the Obligations at the rate set forth in the Credit Agreement. Upon request of the Borrower, the Agent on behalf of the Lender Parties shall provide the Borrower with a revised figure for the amount of interest to be paid as part of the Pay-Off Amount plus any additional fees and expenses incurred since the Computation Date that must be paid as part of the Pay-Off Amount.

                  The Borrower agrees to pay to the Agent in full in cash the Pay-Off Amount, including any additional interest accruing after the Computation Date, on or prior to 12:00 p.m. (New York time) on the Pay-Off Date.

2.       RELEASE

                  Subject to satisfaction of the conditions set forth in paragraph 5, each of the Lender Parties hereby terminates and releases any and all security interests in, liens upon, rights of set-off against and pledges of, all mortgages and properties and assets of the Loan Parties, heretofore granted, pledged, mortgaged, assigned to, or otherwise claimed by the Lender Parties, whether personal, real or mixed, tangible or intangible, pursuant to the Loan Documents, other than the L/C Collateral Account (as defined below). Subject to satisfaction of the conditions set forth in paragraph 5, the Lender Parties hereby direct the Agent and the Agent also hereby terminates and releases any blocked accounts or other arrangements for the receipt or transfer to the Agent of remittances or proceeds from customers of the Loan Parties under the Security Agreement and agrees and acknowledges that it will deliver any documentation as shall be reasonably required by the Borrower to effect such termination and release.

3.       INDEMNIFICATION FOR RETURNED ITEMS AND OPERATION OF ACCOUNT

         (a) The Loan Parties agree to indemnify the Lender Parties from and hold the Lender Parties harmless against all loss, cost, refund or dishonor of any cheques or other items which have been credited by the Lender Parties to the account of the Loan Parties, together with any reasonable expenses or other reasonable and customary charges incident thereto.

         (b) The Lender Parties agree to close all accounts in the name of the Borrower related to the Credit Agreement (excluding the L/C Cash Collateral Account (as defined below) to be closed in accordance with Section 7 below) and to remit any cash remaining therein to the Borrower (or to such other designee as the Borrower shall direct).

4.       DELIVERY OF DOCUMENTS

                  Concurrently with the satisfaction of the conditions set forth in paragraph 5, the Agent:

         (a) agrees to deliver to the Borrower (or to such other designee as the Borrower shall direct), at the expense of the Borrower, the originals of all stock certificates, promissory notes and other instruments pledged to and held by the Agent, as set forth in Schedule I hereto;

         (b) authorizes the Borrower or Foothill Capital Corporation to file: (i) UCC termination statements as to the financing statements filed in favor of the Agent, (ii) a release of Intellectual Property Security Agreement filed in favor of the Agent at the United States Patent and Trademark office, and
                  (iii) releases as to the Personal Property Security Act filings in Canada in favor of the Agent; and

         (c)      agrees to deliver to the Borrower a discharge of the Mortgage.

5.       CONDITIONS PRECEDENT

                  The effectiveness of the releases contained in paragraph 2 above and the delivery of any release document by the Agent pursuant to paragraph 4 above are subject to and conditioned upon the receipt by the Agent on behalf of the Lender Parties of: (i) the Pay-Off Amount in cash or other immediately available funds in accordance with paragraph 1 above, (ii) an original of this Release Agreement duly executed by the parties hereto, and
(iii) cash collateral in the amount of $375,000 in the cash collateral account with BNP Paribas, New York at its offices at 787 Seventh Avenue, New York, NY 10019, Account No. 453 142 2469 02, ABA No. 026-007-689, Reference: Iron Age -
Cash Collateral Account (the "L/C Cash Collateral Account"), in respect of the Letter of Credit issued pursuant to Section 2.01(c) of the Credit Agreement (the "Existing Letter of Credit").

6.       PROCEEDS OF COLLATERAL

                  Each of the Lender Parties agrees that it shall have no security interest in any cheques, remittances or other items which are proceeds of accounts and other collateral released pursuant hereto which are received or collected by such Lender Party on and after the date hereof and that such Lender Party will notify the Borrower of the Lender Party's receipt of such items and act upon the Borrower's reasonable instructions with respect to disposition of such items.

7.       FURTHER ASSURANCES

                  The Lender Parties further agree, and direct the Agent, to furnish, at the Borrower's expense, additional releases, discharges and/or termination statements as the Borrower or Foothill Capital Corporation may reasonably request and such other and further documents, instruments and agreements as may be reasonably requested by the Borrower, in order to effect and evidence more fully the matters covered hereby.

                  The Lender Parties agree, and direct the Agent, upon the earlier of (i) the termination or the expiration of the Existing Letter of Credit and (ii) the receipt of a letter of credit from a financial institution reasonably acceptable to the Issuing Bank, issued to the Issuing Bank for the benefit of the Lender Parties, to close the L/C Cash Collateral Account and to remit any cash remaining therein to the Borrower (or to such other designee as the Borrower shall direct). The Borrower agrees to pay the actual legal fees (not exceeding $2500) of legal counsel to the Issuing Bank in connection with the negotiation of such supporting letter of credit. The parties hereto acknowledge and agree that until the Existing Letter of Credit is terminated or expires in accordance with its terms the Loan Documents shall remain in full force and effect.

8.       COUNTERPARTS

                  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original hereof and admissible into evidence and all of which together shall be deemed to be a single instrument and an executed facsimile copy shall constitute an original executed copy.

9.       CONSTRUCTION

                  All references to "Lender Parties", "Borrower" or "Loan Parties" herein shall include their respective successors or assigns.

10.      GOVERNING LAW

                  This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York.

                                         Yours truly,

                                         BNP PARIBAS, as Agent, Swing Line Bank
                                         and as Lender


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                         KEY CORPORATE CAPITAL INC.


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                         PNC BANK, NATIONAL ASSOCIATION, as
                                         Issuing Bank and as Lender


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         UBS AG, STAMFORD BRANCH



                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                         U.S. BANK NATIONAL ASSOCIATION



                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

ACKNOWLEDGED AND AGREED:

IRON AGE CORPORATION



By:
    -----------------------------------
    Name:
    Title:



IRON AGE HOLDINGS CORPORATION



By:
    -----------------------------------
    Name:
    Title:



IRON AGE INVESTMENT COMPANY



By:
    -----------------------------------
    Name:
    Title:



FALCON SHOE MFG. CO.



By:
    -----------------------------------
    Name:
    Title:

                                   SCHEDULE I

I.  Pledged Shares

                                                                                                           PERCENTAGE OF
                                                                             STOCK                          ISSUED AND
                                                           CLASS OF       CERTIFICATE        NUMBER         OUTSTANDING
     GRANTOR                   STOCK ISSUER                  STOCK            NO.          OF SHARES     SHARES OF ISSUER
     -------                   ------------                  -----            ---          ---------     ----------------
Iron Age Holdings     Iron Age Corporation                   Com.              1             1,000             100%
Corporation

Iron Age              Falcon Shoe Mfg. Co.                   Com.             64             9,800             100%
Corporation

Iron Age              Iron Age Investment Company            Com.            1 & 2           1,000             100%
Corporation                                                                                (943 & 57)

Iron Age              Iron Age Canada Ltd.                   Com.             C-3              66               66%
Corporation

Iron Age              Iron Age de Mexico S.A. de C.V.        Com.              4               65               66%
Investment Company

II.  Pledged Indebtedness

        Issuer                        Grantor                  Description of Debt
        ------                        -------                  -------------------
Iron Age Canada Ltd.         Iron Age Corporation                  Grid Note

Iron Age Mexico, S.A.        Iron Age Corporation                  Grid Note
    de C.V.

Iron Age Corporation         Iron Age Investment Company           Grid Note

Iron Age Corporation         Falcon Shoe Mfg. Co.                  Grid Note

Falcon Show Mfg. Co.         Iron Age Corporation                  Grid Note